United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 13, 1999


                         Magellan Petroleum Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                        1-5507                   06-0842255
State or other jurisdiction            (Commission              (IRS Employer
     of incorporation                 File Number)           Identification No.)


             149 Durham Road, Oak Park - Unit 31, Madison, CT 06443
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (203) 245-7664



         (Former name or former address, if changed since last report.)




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                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION


Item 5.          Other Events

                 On August 13, 1999, Mr. Dennis D. Benbow, General Manager of the Company's majority owned subsidiary, Magellan Petroleum Australia Limited ("MPAL"), retired and resigned as a director of MPAL and the Company.

                 Effective August 13, 1999, Hedley Howard, the Assistant General Manager, was appointed General Manager and a director of MPAL and the Company.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  MAGELLAN PETROLEUM CORPORATION
                                                             (Registrant)



                                                  By /s/ James R. Joyce
                                                     Name:   James R. Joyce
                                                     Title:  President


Date:  August 13, 1999